Investor Meeting May 21, 2012 “Rethinking Reinsurance”

Page 2 Forward Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company. These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our most recent annual report on Form 10-K and quarterly report on Form 10-Q filed subsequent thereto and other documents on file with the Securities Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Page 3 Today’s Agenda  Overview Bart Hedges, Chief Executive Officer  Investments David Einhorn, Chairman of the Board  Financials Tim Courtis, Chief Financial Officer  Summary Bart Hedges, Chief Executive Officer  Q&A  Cocktails

Page 4 Who We Are  Specialist Property and Casualty Reinsurer with operations in the Cayman Islands and Dublin, Ireland  Cayman operating company is rated “A” by A.M. Best and our Irish operating subsidiary is rated “A-”  Our “dual-engine” reinsurance and investment strategy is fundamentally different  We seek to earn an economic profit on every reinsurance contract and every investment in all market conditions  Our compensation structure focuses on the economics of the business, aligning our underwriting team with our shareholders  We measure our progress by growth in fully diluted adjusted book value per share over the long-term

Page 5 Our Approach  We employ “symmetric” and complementary reinsurance and investment strategies  We use a client-centric underwriting approach to develop long term reinsurance partnerships  Our underwriting portfolio is heavily weighted toward frequency business – 95% frequency business in 2011  We selectively write severity transactions when we believe we are earning above-average risk adjusted returns  We seek to partner with specialists in their fields and we aim to align our interests with our partners

Page 6 Symmetric Approach  Capital preservation on an investment-by-investment basis  Concentrate on best investment ideas  Focus on business economics  Bottom-up approach to investment selection  Portfolio is sum total of good opportunities  Small team of highly skilled generalists Underwriting Investment DELIVER SUPERIOR LONG-TERM GROWTH IN BOOK VALUE A fundamentally different, symmetric approach to the reinsurance business  Focus on downside on a deal-by- deal basis  Fewer, bigger deals that are important to our clients and us  Focus on deal economics  Bottom-up approach to underwriting portfolio  Portfolio is sum total of good opportunities  Small team of highly skilled generalists

Page 7 Our Measure of Performance Growth in Book Value Per Share Over the Long-Term Note: numbers represent fully diluted adjusted book value per share 10.40 11.63 14.27 16.57 13.39 18.95 21.39 21.61 23.29 $0 $5 $10 $15 $20 $25 11.7% CAGR

Organization Chart


Bart Hedges
CEO
Brendan Barry
Chief Underwriting Officer
Claude Wagner
Chief Actuary
Tim Courtis
CFO
Laura Accurso
Counsel &
Corporate Secretary
Parker Boone
VP
Caryl Traynor
GM, Ireland
John Drake
VP Business Develop.
Bruno Landry
Actuary
Mandy Vodak-Marotta
Operations Manager
Faramarz Romer
Reporting and
Compliance
Tom Curnock
VP
David Maguire
Underwriter, Ireland
Isaac Espinoza
Senior Actuarial Analyst
Elizabeth Bowen
Office Manager
Jim Ehman
VP
Jordan Comacchio
Actuarial Analyst
Sherry Diaz
Controller
Matt Grunewald
Deputy Underwriter
Kagabo Ngiruwonsanga
Actuarial Analyst
Adam Ridley
Assistant Controller
Rena Strecker
Junior Underwriter
Matias Galker
Actuarial Analyst
Nadia Dilbert
Client Account Analyst

GREENLIGHT RE
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Page 9 How Do We Compare? Sources: Company 10k, SNL data, 2011 Figures ACE AXS ACGL XL RNR MRH PTP RE PRE TRH SBX RLI MIG GBLI ASI GLRE 0% 20% 40% 60% 80% 100% 120% 140% 100% 150% 200% 250% 300% 350% Ne t Ea rne d P rem ium /Su rpl us Invested Assets/Surplus Underwriting and Investment Leverage Insurer/ Reinsurer Group CAT Reinsurer Group Peer Reinsurer Group Insurers Group GLRE

Page 10 Peer Group Combined Ratio Comparison Sources: Company 10k, SNL data, 2011 Figures Company 2008 2009 2010 2011 GLRE 96.5% 96.5% 102.8% 103.8% Transatlantic (TRH) 98.6% 93.5% 98.2% 113.9% Everest (RE) 95.2% 89.1% 102.8% 118.5% Partner Re (PRE) 94.1% 81.8% 95.0% 125.4% Platinum Underwriters (PTP) 91.9% 76.7% 86.0% 143.0% Calendar Year Combined Ratio

Page 11 Our Historical Underwriting Results Combined Frequency & Severity 2007 2008 2009 2010 2011 Net Earned Premium ($ millions) 98.0 114.9 214.7 287.7 379.7 Loss Ratio 40.3% 48.3% 55.4% 61.5% 63.6% Acquisition Cost & Other Ratio 39.7% 36.2% 32.3% 35.7% 36.5% Composite Ratio 80.0% 84.5% 87.7% 97.2% 100.1% Expense Ratio 12.2% 12.0% 8.8% 5.6% 3.7% Combined Ratio 92.2% 96.5% 96.5% 102.8% 103.8% Frequency Only 2007 2008 2009 2010 2011 Net Earned Premium ($ millions) 71.6 81.1 169.5 258.9 360.2 Composite Ratio 94.2% 91.2% 95.2% 105.6% 103.1% Severity Only 2007 2008 2009 2010 2011 Net Earned Premium ($ millions) 26.4 33.8 45.2 28.8 19.5 Composite Ratio 41.7% 68.5% 59.5% 22.0% 46.3% Calendar Year Calendar Year Calendar Year

Page 12 Underwriting Results By Line of Business Line of Business 2007 2008 2009 2010 2011 Property Commercial 21.4% 28.5% 43.3% 8.9% 48.4% Property Personal 92.6% 63.1% 76.2% 87.7% 91.9% Motor Liability Commercial 57.5% 100.2% 97.9% 146.4% 167.3% Motor Liability Personal 94.1% 95.2% 106.3% 107.5% 98.8% Professional Liability 69.3% 73.5% 50.0% 19.3% 80.4% Financial n/a n/a n/a 75.6% 76.5% Health 88.3% 87.6% 93.7% 94.4% 103.6% Workers Compensation n/a 98.0% 92.2% 95.1% 99.5% General Liability 61.4% 161.0% 108.0% 102.1% 82.9% Total 80.0% 84.5% 87.7% 97.2% 100.1% Calendar Year Composite Ratio

Motor Liability Commercial Page 13 - 10,000,000 20,000,000 30,000,000 40,000,000 50,000,000 60,000,000 70,000,000 80,000,000 90,000,000 100,000,000 2008 2009 2010 2011 Es tim at ed U lti m at e L os se s Treaty Year Losses by Treaty Year IBNR Case Reserves Paid Losses 63%18% 20% Composition of Losses Paid Losses Case Reserves IBNR 9% 91% Composition of Premium Unearned Premium Earned Premium - 10,000,000 20,000,000 30,000,000 40,000,000 50,000,000 60,000,000 70,000,000 80,000,000 90,000,000 100,000,000 2008 2009 2010 2011 Ul tim at e P re m iu m Treaty Year Premium by Treaty Year Unearned Premium Earned Premium

Motor Liability Commercial Thesis • Long Haul Trucking pricing was going to improve due to exit of a large carrier • Economic slow down would result in lower frequency – Less miles driven – More experienced drivers Results & Actions • Results within modeled expectations • Competitive rating environment was sustained • Poor economic conditions and bad luck increased severity and frequency did not decline • Greater emphasis on underwriting and claims audits Page 14

Property Catastrophe Retro  We participate fairly high up  Small number of long-term clients  Clients are reinsurers and Lloyd’s syndicates: need for capital management or “Realistic Disaster Scenario” analysis  Participation determined based on market conditions Small Account Workers Compensation, General Liability and Commercial Auto  Less price sensitive than large accounts  Pricing is increasing  Strategic reinsurance purchasers  Long-term based business Page 15 Areas of Focus Employer Stop Loss (Health)  Total market - $6 billion in premium  Pricing has been in excess of loss trend  Margins have been better than expected  Healthcare reform could impact this business Florida Homeowners - limited wind  Clients are small specialist companies  Capital is needed – strategic reinsurance purchase  Pricing is increasing  Sinkhole issue largely resolved  Citizens overhang still persisting

Page 16 Underwriting Results By Area of Focus Area of Concentration 2007 2008 2009 2010 2011 Florida Homeowners (Limited Wind) 95.0% 71.9% 84.2% 92.0% 93.4% Health (Employer Stop Loss) 97.0% 87.7% 95.3% 94.4% 103.6% Small Account WC/GL/Some Comm Auto 24.4% 91.1% 89.8% 93.1% 104.3% Catastrophe Retro 21.2% 24.5% 54.2% 11.6% 43.8% Other 72.4% 98.8% 94.1% 138.8% 131.4% Total 80.0% 84.5% 87.7% 97.2% 100.1% Calendar Year Composite Ratio

Page 17 Takeaways  We measure our results based on growth in fully diluted adjusted book value per share  Our frequency oriented strategy has preserved capital during periods of volatility  Our client-centric underwriting model has gained market recognition  Our underwriting portfolio is concentrated in our highest conviction ideas  We are well positioned for growth when market conditions improve

Market Conditions Macro Conditions  Persistent low interest rate environment Impact on our market • Reduced ability to generate investment income puts more pressure on underwriting earnings • Increases interest for high yielding catastrophe bonds, side cars, etc. • No/slow growth reduces demand for insurance • Inflationary environment has leveraged impact on excess layers and long duration liabilities • Higher utilization and higher cost per visit • Slower return to work Page 18  Economic uncertainty  Aging U.S. population and increasing obesity trends

Page 19 Where are the opportunities going forward?  Remain in relatively short duration lines with exposure to primary and low excess layers  We will continue to have concentrations in:  FL Homeowners (limited wind)  Employer Stop Loss  Catastrophe Retrocession  Small Account General Liability and Workers Compensation  Non-standard motor liability expected to grow as a proportion of our portfolio during 2012  Rate changes in U.S. commercial lines and workers compensation may make these more attractive  European opportunities from Solvency II and other imposed capital constraints

Page 20 David Einhorn, Chairman of the Board

Investment Approach  Investments managed by DME Advisors  Value long/short investments with macro hedges  Focus on capital preservation  Average gross long exposure of 90% long and 53% short since formation of GLRE  Annualized return of 9.6% since formation of GLRE ** Page 21 ** past performance not necessarily indicative of future results

Investment Performance Since Formation -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 2004 2005 2006 2007 2008 2009 2010 2011 Pe rforma nc e -70% -56% -42% -28% -14% 0% 14% 28% 42% 56% 70% N et Ex pos ure GLRE S&P 500 Net exposure Page 22

Statistics Since Formation Barclays Agg. GLRE S&P 500 Russell 2000 Bond Index Cumulative Net Return 103.6% 48.8% 64.3% 74.8% Annualized Net Return 9.6% 5.3% 6.6% 7.5% Standard Deviation 10.8% 15.7% 21.1% 3.4% Sharpe Ratio 0.8 0.3 0.3 1.6 Probability of Down Year 19% 37% 38% 2% Probability of Down Month 40% 45% 45% 27% Monthly Corr. to S&P 500 0.58 - 0.93 0.01 Monthly Corr. To Bond Index 0.14 0.01 -0.02 - Note: All statistics are based on the 93-month period from August 2004 - April 2012 Page 23

Current Investment Environment  U.S. economy and corporate earnings continue to grow  Quantitative easing on hold for now; commodity prices trending lower  Wide disparity of equity valuations  European problem remains unsolved  Slowdown in China  Possible Japan sentiment change Page 24

Current Investment Portfolio  Portfolio currently 96% long and 57% short **  Largest disclosed long positions are Apple, Arkema, General Motors, gold and Seagate **  Longs include cash-rich large cap technology companies with strong balance sheets  Shorts include misunderstood cyclicals and overpriced deteriorating businesses  Overlaying macro hedges due to risky fiscal and monetary policies Page 25 ** as of April 30, 2012

Page 26 Our Compensation Structure  Align management with shareholders  Compensate for actual increase in economic value – not for premium growth, GAAP accounting, irrational exuberance or “fully deploying capital”  Variable compensation component for all employees based on underwriting results  u/w years 2007/2008 = above target  u/w year 2009 = zero  u/w year 2010 = estimated below target

Page 27 Our Progress  In August 2011, CEO transition  In September 2011, A.M. Best upgraded the rating of our Cayman subsidiary to “A”  Continued building the team  Senior underwriter in Cayman  Junior staff on underwriting and actuarial teams  In-house counsel  Launched our presence in Ireland with Dublin office and General Manager hire

Page 28 Tim Courtis, Chief Financial Officer

Page 29 Float  We only write transactions that we believe create positive standalone economics  As a consequence of writing these contracts, we generate investable funds or “float”  In reinsurance, premium is usually collected before claims are paid  The claim payment duration for our current portfolio averages between 1.5 – 3 years  We invest our entire capital base plus our float (less a reserve for ongoing expenses) into a portfolio managed by DME Advisors

Page 30 Invested Assets $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 Capital Capital + Retained earnings Capital + Retained earnings + Float Mi llio ns

Page 31 Amount of Float Float ($ millions) Growth in Float (%) Float as a % of Capital December 2007 71 95% 12% December 2008 115 63% 24% December 2009 182 59% 26% December 2010 256 40% 32% December 2011 274 7% 34% March 2012 282 3% 32%

Page 32 Calculation of Float Note: numbers as of March 31, 2012 US$ millions Total investments 1,180 Cash and cash equivalents 5 Restricted cash 1,021 Fin'l contracts receivable 32 Notes receivable 18 Securities sold, not yet purchased (746) Fin'l contracts pay (16) Due to prime brokers (315) Performance comp payable (17) Minority Interest (12) Total Investments 1,151 Adjusted Shareholders' Equity 869 Float 282

Page 33 The “Appearance” of Debt  No debt has been issued as part of the company’s capital structure  Investment guidelines prohibit significant borrowing  DME may use up to 20% net margin leverage for periods of less than 30 days  Due to prime brokers as of March 31, 2012: Short term investment borrowing $ 72 million Letter of credit collateral borrowing $243 million $315 million

The “Appearance” of Debt | | | | | | | | Broker/Dealer Bank GLRe Prime Brokerage Account (Long/Short Equity Portfolio) Bank Issues LOCs GLRe Custody Account (Cash) Bank has a security interest in a custodial account Term Margin Borrowing US$ Page 34

ROE = Underwriting Return + Investment Return ROE = (P/E) * (100%-CR) + (IA/E) * (IR) where: P = Earned Premium E = Equity CR = Combined Ratio IA = Invested Assets IR = Investment Return There are two types of leverage: • underwriting leverage • investment leverage = float Page 35 How do Reinsurance Companies Make Money?

• Our underwriting leverage is low compared to our peers and we write a higher proportion of less volatile, frequency oriented business • We have patiently grown our business in a “softening” market • Our current portfolio is dominated by low limit “insurance business” • We intend to increase our underwriting leverage when the opportunities meet our return hurdles Page 36 Underwriting Leverage 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2008 2009 2010 2011 Earned Premium/Surplus GLRE Peer Group

The change in fully diluted adjusted book value can be broken down as follows: Page 37 Return on Equity 2009 2010 2011 Investment Return on Capital 32.1% 11.0% 2.1% Investment Return on Float 8.0% 3.2% 0.7% GAAP Underwriting Profit (loss) 1.4% -1.3% -1.8% Total ROE 41.5% 12.9% 1.0%

Page 38 Earned Premium = 47% of capital Invested Assets = 134% of capital Superior Potential Return on Equity From our Dual Engine Model 80% 90% 100% 110% 120% 2% 12 7 3 -2 -7 10% 23 18 13 9 4 15% 30 25 20 15 11 20% 36 32 27 22 17 25% 43 38 34 29 25 The Numbers: Using 2011 Ratios In v e stm e n t R e tu rn Underwriting Return: Combined Ratio

Page 39 Superior Potential Return on Equity From our Dual Engine Model 80% 90% 100% 110% 120% 5% 19 14 9 4 -1 10% 28 23 18 13 8 15% 36 31 26 21 16 20% 45 40 35 30 25 25% 54 49 44 39 34 I n v e stm e n t R e tu rn Underwriting Return: Combined Ratio The Numbers: Potential Future Results Earned Premium = 50% of capital Invested Assets = 175% of capital

Page 40 Growth in Book Value vs. Share Price Note: numbers represent fully diluted adjusted book value per share 10.40 11.63 14.27 16.57 13.39 18.95 21.39 21.61 23.29 20.79 12.99 23.59 26.81 23.67 24.63 $5 $10 $15 $20 $25 $30 Fully Diluted Adjusted Book Value Share Price Share price/FDBV multiple 1.25 0.97 1.24 1.25 1.09 1.06

Page 41 Bart Hedges, Chief Executive Officer

Page 42 Summary  We set out in 2004 to create a reinsurance company with a superior business model  Our vision then is exactly what you see now  We continue to find ways to create value in a difficult market – we are anxious to see what we can do in a favorable market  Goal for 2012 and beyond is to keep our focus  Deploy more underwriting capital in favorable markets  One contract at a time, one investment at a time

Page 43 Q & A